                                                                    Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following registration statements on Form S-3 and Form S-4, and related prospectuses and in the following registration statements on Form S-8 of The Williams Companies, Inc. of our report dated March 5, 2003, with respect to the consolidated financial statements and schedule of The Williams Companies, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2002:

         Form S-3:         Registration No. 333-20929; Registration No. 333-35097;
                           Registration No. 333-29185; Registration No. 333-24683;
                           Registration No. 333-20927; Registration No. 333-70394;
                           Registration No. 333-35101; Registration No. 333-27311;
                           Registration No. 333-27359; Registration No. 333-85540

         Form S-4:         Registration No. 333-57416; Registration No. 333-63202;
                           Registration No. 333-101788; Registration No. 333-72982;
                           Registration No. 333-85566; Registration No. 333-85568;

         Form S-8:         Registration No. 33-58971;  Registration No. 33-58969;
                           Registration No. 33-56521;  Registration No. 33-58671;
                           Registration No. 333-11151; Registration No. 333-40721;
                           Registration No. 333-30095; Registration No. 333-48945;
                           Registration No. 333-90265; Registration No. 333-76929;
                           Registration No. 333-66474; Registration No. 333-85542;
                           Registration No. 333-03957; Registration No. 333-51994;
                           Registration No. 333-33735; Registration No. 333-85546
                           Registration No. 333-61597;


                                                               ERNST & YOUNG LLP

Tulsa, Oklahoma
March 14, 2003